Cash and cash equivalents	6 Months Ended
Jun. 30, 2022
Cash and cash equivalents

16.	Cash and cash equivalents

Cash, cash equivalents and short-term deposits include the following:

	June 30,	December 31,
€ in thousand	2022	2021
Cash on hand	8	3
Cash at bank	336,169	346,639
Restricted cash	48	44
Cash and cash equivalents	336,225	346,686

As at June 30, 2022, and December 31, 2021, the restricted cash was a Certificate of Deposit with restricted limited access to secure the credit limit for the Company’s commercial card ($50.0 thousand).

As at June 30, 2022, the minimum liquidity requirement for the Group according to the debt financing agreement with U.S. healthcare funds Deerfield and OrbiMed was €35.0 million (December 31, 2021: €50.0 million) (see Note 18).